SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A )

Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]
Check the appropriate box:                    [ ]  Confidential, for Use of the
  [ ]  Preliminary proxy statement                 Commission Only (as permitted
  [X]  Definitive proxy statement                  by Rule 14a-6(e)(2)
  [ ]  Definitive additional materials
  [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       COMMUNITY CAPITAL BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant) Payment of filing fee (Check the appropriate box):
  [X]  No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5)  Total fee paid:

--------------------------------------------------------------------------------
  [ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount previously paid:

--------------------------------------------------------------------------------
  (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
  (3)  Filing Party:

--------------------------------------------------------------------------------
  (4)  Date Filed:

--------------------------------------------------------------------------------

                       COMMUNITY CAPITAL BANCSHARES, INC.
                               2815 Meredyth Drive
                              Albany, Georgia 31707
                                 (229) 446-2265




                                 March 20, 2002



Dear Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held at the Merry Acres Conference Center, 1504 Dawson Road, Albany, Georgia 31707, on Monday, April 22, 2002, at 1:30 p.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2002, as well as our plans for the future.

     A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

     Please take this opportunity to become involved in the affairs of Community Capital. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible. Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.



                                      Sincerely,

                                      /s/ Robert E. Lee

                                      Robert E. Lee
                                      President

                       COMMUNITY CAPITAL BANCSHARES, INC.
                               2815 Meredyth Drive
                              Albany, Georgia 31707
                                 (912) 446-2265



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 22, 2002



     The annual meeting of shareholders of Community Capital Bancshares, Inc. will be held on Monday, April 22, 2002, at 1:30 p.m. at the Merry Acres Conference Center, 1504 Dawson Road, Albany, Georgia 31707 for the following purposes:

     (1) To elect five persons to serve as Class III directors for a three-year term; and

     (2) To transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The board of directors has set the close of business on March 13, 2002 as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                                  By Order of the Board of Directors,

                                  /s/ Robert E. Lee

                                  Robert E. Lee
                                  President


March 20, 2002

                       COMMUNITY CAPITAL BANCSHARES, INC.
                               2815 Meredyth Drive
                              Albany, Georgia 31707
                                 (229) 446-2265

           ----------------------------------------------------------

                     PROXY STATEMENT FOR 2002 ANNUAL MEETING

           ----------------------------------------------------------

                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

     Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Monday, April 22, 2002, at 1:30 p.m. at the Merry Acres Conference Center, 1504 Dawson Road, Albany, Georgia 31707 and at any adjournments of the meeting.

RECORD DATE AND MAILING DATE

     The close of business March 13, 2002 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 20, 2002.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, Community Capital had 10,000,000 shares of common stock, $1.00 par value authorized, of which 1,499,560 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

PROPOSAL TO BE CONSIDERED

     Shareholders will be asked to elect five persons to serve as Class III directors for a three-year term. The persons nominated to serve as Class III directors as well as the continuing Class I and Class II directors are described beginning on page 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

     You can revoke your proxy at any time before it is voted by delivering to Robert E. Lee, president of Community Capital, at the main office of Community Capital, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.


                             SOLICITATION OF PROXIES

     Community Capital will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

     The board of directors consists of 15 members and is divided into three classes with five members in each class. The directors in each class serve for staggered terms of three years each. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of the director's successor. The Board recommends that the shareholders elect the nominees identified below as director nominees to serve as Class III directors for a three-year term expiring in 2005. The following table shows for each nominee and continuing director: (a) his or her name, (b) his or her age at December 31, 2001, (c) how long he or she has been a director of Community Capital, (d) his or her position(s) with Community Capital, other than as a director, and (e) his or her principal occupation and recent business experience for the past five years.

                                     DIRECTOR  POSITION WITH COMMUNITY CAPITAL
NAME (AGE)                            SINCE    AND BUSINESS EXPERIENCE
-----------------------------------  --------  -------------------------------------------------
CLASS III NOMINATED DIRECTORS:
(Term Expiring 2005)
Robert M. Beauchamp (39)                 1998  Attorney, Beauchamp & Associates, LLC

Glenn A. Dowling (69)                    1998  Podiatrist, Managing Partner, Ambulatory Surgery
                                               Center and Albany Podiatry Associates; Business
                                               Owner and Developer, Partridge Pea Plantation

Mary Helen Dykes (51)                    1998  Business Owner/Administrator, Secretary and
                                               Treasurer, Bob's Candies, Inc.

Mark M. Shoemaker (46)                   1998  Medical Doctor, Albany Anesthesia Associates

Lawrence B. Willson (51)                 1998  Business Administrator, Vice President and Farm
                                               Manager, Sunnyland Farms, Inc.

CLASS I CONTINUING DIRECTORS:
(For Three-Year Term Expiring 2003)
Charles M. Jones, III (51)               1998  Chairman of the Board of Directors of Community
                                               Capital and Albany Bank & Trust and Chief Executive
                                               Officer of Community Capital; Chief Executive Officer,
                                               Consolidated Loan & Mortgage Co. and affiliated
                                               companies

Van Cise Knowles (61)                    1998  Surgeon, Van C. Knowles M.D., P. C.

Robert E. Lee(1) (49)                    1998  President of Community Capital and Albany Bank &
                                               Trust and Chief Executive Officer of Albany Bank &
                                               Trust

Corinne C. Martin (59)                   1998  Ownership interest in Carlton Co., a family owned
                                               business and Caterpillar equipment distributor

William F. McAfee (64)                   1998  Business Owner, Bill McAfee Leasing, a commercial
                                               truck lessor; Sales Manager, Allstar International, a
                                               commercial truck dealership


                                        3

                                     DIRECTOR  POSITION WITH COMMUNITY CAPITAL
NAME (AGE)                            SINCE    AND BUSINESS EXPERIENCE
-----------------------------------  --------  -------------------------------------------------
CLASS II CONTINUING DIRECTORS:
(Term Expiring 2004)
C. Richard Langley (53)                  1998  Attorney, Langley & Lee

Bennett D. Cotten, Jr. (48)              1998  Orthopedic Surgeon, Southwest Georgia Orthopedic
                                               and Sports Medicine

Jane Anne D. Sullivan (42)               1998  Business Owner, Buildings Exchange, a real estate
                                               holding company

John P. Ventulett, Jr. (53)              1998  Executive Insurance Agent, Vice President,
                                               JSL/Howard Ventulett & Bishop Insurors of Albany

James D. Woods (58)                      1998  Medical Doctor, Drs. Adams and Woods, M.D. P.C.
                                               Medical Practice


-----------------
(1) Mr. Lee has served as president of Community Capital since August 1, 1998. Prior to becoming an officer of Community Capital, Mr. Lee served as executive vice president and chief financial officer of a community bank.

MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2001, the board of directors of Community Capital held 12 meetings and the board of directors of Albany Bank & Trust held 12 meetings. The directors of Albany Bank & Trust are the same as those of Community Capital. All incumbent directors attended at least 75% of the total number of meetings of Community Capital's board of directors and committees of the board on which he or she serves.

     The board of directors does not have a nominating committee.

     The board of directors has established a compensation committee which establishes compensation levels for officers of Community Capital and Albany Bank & Trust, reviews management organization and development, reviews significant employee benefit programs and establishes and administers executive compensation programs, including the Community Capital Bancshares, Inc. 1998 Stock Incentive Plan. The compensation committee is chaired by Van Cise Knowles and also includes Charles M. Jones, III, Robert E. Lee and Jane Anne D. Sullivan. The compensation committee held two meetings during the year ended December 31, 2001.

     The board of directors has established an audit and compliance commitee, which recommends to the board of directors the independent public accountants to be selected to audit Community Capital and Albany Bank & Trust's annual financial statements and approves any special assignments given to the independent public accountants. The audit and compliance committee also reviews the planned scope of the annual audit, any changes in accounting principles and the effectiveness and efficiency of Community Capital's and Albany Bank & Trust's internal accounting staff. Additionally, the audit and compliance commitee provides oversight to Community Capital's and Albany Bank & Trust's compliance with regulatory rules and regulations, including the Community Reinvestment Act. The audit and compliance commitee is chaired by William F. McAfee and also includes Glenn A. Dowling and C. Richard Langley. The audit and compliance commitee held three meetings during the year ended December 31, 2001.

                             AUDIT COMMITTEE REPORT

     The audit committee reports as follows with respect to the audit of Community Capital's 2001 audited consolidated financial statements.

     - The audit committee has reviewed and discussed Community Capital's 2001 audited consolidated financial statements with Community Capital's management;

     - The audit committee has discussed with the independent auditors, Mauldin & Jenkins, LLC, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of Community Capital's consolidated financial statements;

     - The audit committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from Community Capital; and

     - Based on review and discussions of Community Capital's 2001 audited consolidated financial statements with management and discussions with the independent auditors, the audit committee recommended to the board of directors that Community Capital's 2001 audited consolidated financial statements be included in Community Capital's Annual Report on Form 10-KSB.

          March 18, 2002                         AUDIT COMMITTEE:
                                                 Willam F. McAfee
                                                 Glenn A. Dowling
                                                 C. Richard Langley

AUDIT COMMITTEE CHARTER

     The board of directors has adopted a written charter for the audit committee. The board of directors reviews and approves changes to the audit committee charter annually.

INDEPENDENCE OF AUDIT COMMITTEE MEMBERS

     The Company's audit committee is comprised of William F. McAfee, Glenn A. Dowling and C. Richard Langley. Each of these members meets the requirements for independence as defined by the National Association of Securities Dealers' listing standards.

                               EXECUTIVE OFFICERS

     The following table shows for each executive officer of Community Capital:
(a) his name, (b) his age at December 31, 2001, (c) how long he has been an officer of Community Capital, and (d) his positions with Community Capital and Albany Bank & Trust:

                                           POSITION WITH COMMUNITY
NAME (AGE)                  OFFICER SINCE  CAPITAL AND ALBANY BANK & TRUST
--------------------------  -------------  -------------------------------

Charles M. Jones, III (51)           1998  Chief Executive Officer of Community
                                           Capital

Robert E. Lee (49)                   1998  President of Community Capital and Albany
                                           Bank & Trust and Chief Executive Officer of
                                           Albany Bank & Trust

David J. Baranko (45)                1999  Chief Financial Officer of Community
                                           Capital and Albany Bank & Trust

David C. Guillebeau (40)             1998  Executive Vice President and Senior
                                           Lending Officer of Albany Bank & Trust

                                  COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to Community Capital for the fiscal years 2001, 2000 and 1999 of our chief executive officer and our president. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to Community Capital during 2001.

SUMMARY COMPENSATION TABLE

                               Annual Compensation(1)         Long-Term Compensation Awards
                         ---------------------------------  ---------------------------------
                                                   Other        Number of         All Other
                                Salary    Bonus    Annual       Securities      Compensation
Name and Position        Year    ($)       ($)     Comp.    Underlying Options       ($)
-----------------------  ----  --------  -------  --------  ------------------  -------------

Charles M Jones, III,    2001         0        0  1,200(2)                 285             0
Chief Executive Officer  2000         0        0        0                  285             0
                         1999         0        0        0               21,428             0

Robert E. Lee,           2001   128,260   35,171        0                    0       6,850(3)
President                2000   121,000   20,000        0                    0       6,071(3)
                         1999   108,333   15,000        0               75,000       6,057(3)

-----------------
(1) We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission regulations.

(2)  Represents fees received for board of director meetings attended.

(3) Includes a matching contribution to Mr. Lee's 401K plan of $5,250, $4,746 and $3,699 in 2001, 2000 and 1999, respectively, and premiums paid on a term life insurance policy for the benefit of Mr. Lee of $1,600, $1,325 and $2,388 in 2001, 2000 and 1999, respectively.


     The following tables set forth information at December 31, 2001, and for the fiscal year then ended, concerning stock options granted to the executive officers listed in the Summary Compensation Table. The listed executive officers did not exercise any options to purchase common stock of Community Capital during 2001. We have not granted any stock appreciation rights, restricted stock or stock incentives other than stock options.

STOCK OPTION GRANTS IN FISCAL 2001

                                        Percent of Total
                          Number of          Options
                         Securities        Granted to
                         Underlying       Employees in     Exercise Price
Name                   Options Granted     Fiscal Year        Per Share     Expiration Date
---------------------  ---------------  -----------------  ---------------  ---------------
Charles M. Jones, III              285              13.4%  $          7.00  April 23, 2011

AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND FISCAL YEAR-END OPTION VALUES

                        Number of                Number of Securities            Value of Unexercised In-the-
                         Shares                 Underlying Unexercised                 Money Options at
                       Acquired on    Value             Options                        December 31, 2001
Name                     Exercise    Realized   Exercisable  Unexercisable      Exercisable       Unexercisable
---------------------  -----------  ---------  -----------  -------------  --------------------  --------------
Charles M. Jones, III            0  $       0        9,141         12,857  $              6,598  $        9,000

Robert E. Lee                    0  $       0       45,000         30,000  $             47,250  $       31,500

EMPLOYMENT AGREEMENT

     On August 19, 1998, Community Capital and Albany Bank & Trust entered into an employment agreement with Mr. Lee regarding Mr. Lee's employment as Community Capital's president. The initial term of the agreement began on August 1, 1998, and runs until July 31, 2003. At the end of the initial five-year term and at the end of any extension of the term, the agreement will be automatically extended for a period of twelve months, unless a party to agreement provides notice to the other parties that he or it does not intend to extend the agreement.

     Mr. Lee's base salary under the agreement during 2001 was $128,260 per year. The board of directors is required to review the base salary amount annually, and the base salary may be increased by an amount determined by the board of directors. The agreement also provides that Mr. Lee is entitled to an annual cash bonus based on Community Capital's consolidated earnings, provided that the board of directors determines, according to reasonable safety and soundness standards, that the overall financial condition of Albany Bank & Trust will not be adversely affected by the payment of the bonus. Mr. Lee earned a bonus of $35,171 during 2001. Additionally, the agreement requires Community Capital to provide Mr. Lee with an automobile, health insurance, life insurance, vacation time, reimbursement for reasonable business expenses, club memberships and other customary benefits.

     Generally, in the event Mr. Lee is terminated by Community Capital without cause or Mr. Lee terminates his employment with cause, Community Capital will be required to meet its obligations with respect to Mr. Lee's compensation for a period equal to the greater of twelve months from the date of termination or the remaining term of the agreement. In the event Community Capital terminates Mr. Lee's employment due to his permanent disability, Community Capital will be required to meet its obligations with respect to Mr. Lee's compensation for a period of twelve months following the termination. If Mr. Lee terminates his employment within six months following a change of control of Community Capital, Mr. Lee will be entitled to a cash payment equal to 2.99 times his average base salary for the preceding three years.

     If Mr. Lee's employment is terminated by Community Capital with cause or Mr. Lee terminates his employment without cause or upon a change of control, Mr. Lee will generally be prohibited from competing with Albany Bank & Trust or soliciting its customers or employees for a period of twelve months from the date of termination.

DIRECTOR COMPENSATION

     During 2001, directors of Community Capital, except for Robert E. Lee, who also serves as President of Community Capital, received $100 for each board meeting attended and $100 for each committee meeting. Additionally, on April 23, 2001, we granted our chairman of the board a non-qualified option to purchase 285 shares of stock and granted every other non-employee director a non-qualified option to purchase 142 shares of Community Capital's common stock for their services as directors during 2001. The options vested immediately on the grant date, are exercisable at $7.00 per share and have a maximum term of ten years from the grant date. Directors of Albany Bank & Trust receive no fees for board and committee meetings attended.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists, as of the record date, the number of shares common stock beneficially owned by (a) each current director of Community Capital, (b) each executive officer listed in the Summary Compensation Table, and (c) all current executive officers and directors as a group. As of the record date, Community Capital did not have any non-director shareholders who beneficially owned more than 5% of the outstanding common stock. The information shown below is based upon information furnished to Community Capital by the named persons. Additionally, the address for each person listed below is 2815 Meredyth Drive, Albany, Georgia 31707.

     Information relating to beneficial ownership of Community Capital is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date. Unless otherwise indicated in the "Nature of Beneficial Ownership" column, each person is the record owner of and has sole voting and investment power with respect to his or her shares.

                                 NUMBER OF SHARES
                                    SUBJECT TO
                        NUMBER   OPTIONS/WARRANTS  AGGREGATE
                          OF       EXERCISABLE     NUMBER OF  PERCENT   NATURE OF
NAME AND ADDRESS        SHARES    WITHIN 60 DAYS    SHARES    OF CLASS  BENEFICIAL OWNERSHIP
----------------------  -------  ----------------  ---------  --------  --------------------

DIRECTORS:

Robert M. Beauchamp      28,571            13,141     41,712       2.9

Bennett D. Cotten, Jr.   14,285             8,855     23,140       1.6

Glenn A. Dowling         21,428            13,141     34,569       2.4

Mary Helen Dykes          4,762             3,712      8,474       0.6

Charles M. Jones, III    42,857            21,998     64,855       4.4

Van Cise Knowles         23,571            13,141     36,712       2.5  Includes 23,571 shares held
                                                                        in an IRA for the benefit of
                                                                        Mr. Knowles.
C. Richard Langley       16,714            10,312     27,026       1.9


                                        9

                                 NUMBER OF SHARES
                                    SUBJECT TO
                        NUMBER   OPTIONS/WARRANTS  AGGREGATE
                          OF       EXERCISABLE     NUMBER OF  PERCENT   NATURE OF
NAME AND ADDRESS        SHARES    WITHIN 60 DAYS    SHARES    OF CLASS  BENEFICIAL OWNERSHIP
----------------------  -------  ----------------  ---------  --------  --------------------

Robert E. Lee            73,489            57,857    131,346       8.7  Includes 48,842 shares held
                                                                        in an IRA for the benefit of
                                                                        Mr. Lee.

Corinne C. Martin        34,285            13,141     47,426       3.2  Includes 4,285 shares held
                                                                        by Ms. Martin as trustee for
                                                                        grandchildren as to which
                                                                        beneficial ownership is
                                                                        shared.
William F. McAfee        21,428            13,141     34,569       2.4

Mark M. Shoemaker        21,428            13,141     34,569       2.4

Jane Anne D. Sullivan    28,570            13,141     41,711       2.9  Includes 7,142 shares owned
                                                                        by Ms. Sullivan's children as
                                                                        to which beneficial
                                                                        ownership is shared.

John P. Ventulett, Jr.   21,571            13,141     34,712       2.4

Lawrence B. Willson      21,428            13,141     34,569       2.4

James D. Woods           21,428            13,141     34,569       2.4  Includes 21,428 shares held
                                                                        in a profit sharing plan for
                                                                        the benefit of Dr. Woods.

EXECUTIVE OFFICERS* :

David J. Baranko          4,606             3,428      8,034       0.6  Includes 4,428 shares held
                                                                        in an IRA for the benefit of
                                                                        Mr. Baranko.
David C. Guillebeau       8,929            18,000     26,929       1.8


ALL DIRECTORS AND       409,350           255,572    664,922      39.0
EXECUTIVE OFFICERS, AS
A GROUP

-----------------
*    Mr. Jones and Mr. Lee are also executive officers of Community Capital.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Securities Exchange Act of 1934 requires Community Capital's directors and executive officers and persons who own beneficially more than 10% of Community Capital's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of Community Capital's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish

Community Capital with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to Community Capital, during the fiscal year ended December 31, 2001, all of our directors and executive officers, who are listed above, complied with all applicable
Section 16(a) filing requirements, except for Mr. Lee who filed one late report covering two purchases and one late report covering a sale of our common stock.

                     RELATIONSHIPS AND RELATED TRANSACTIONS

     Community Capital and Albany Bank & Trust have banking and other business transactions in the ordinary course of business with directors and officers of Community Capital and Albany Bank & Trust and their affiliates, including members of their families, corporations, partnerships or other organizations in which the directors and officers have a controlling interest. These transactions are on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, these transactions do not involve more than the normal risk of collectibility or present other unfavorable features to Community Capital or Albany Bank & Trust.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Community Capital has selected the accounting firm of Mauldin & Jenkins, LLC to serve as principal accountant for Community Capital for the fiscal year-ending December 31, 2002. The firm of Mauldin & Jenkins, LLC has served as Community Capital's principal accountant since 1998. A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

AUDIT FEES

     In connection with services rendered in connection with the audit of Community Capital's annual financial statements and the review of Community Capital's interim financial statements, Community Capital has estimated that its total audit fees for fiscal year 2001 were approximately $25,076. This figure is based on an estimate provided by our accountant, Mauldin & Jenkins, LLC, and includes fees for services that were billed to Community Capital in fiscal year 2002 in connection with the 2001 fiscal year audit.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not retain its principal accountant to perform financial information systems design or implementation services in fiscal year 2001.

OTHER FEES

     During fiscal year 2001, Community Capital was billed $23,450 by its principal accountant for services not described above. These "other fees" were for tax consulting and other services.

     The audit committee has considered the provision of non-audit services by our principal accountant and has determined that the provision of these services was consistent with maintaining the independence of Community Capital's principal accountant.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for consideration at the next annual meeting of shareholders must be received by Community Capital no later than December 1, 2002, to be included in the 2003 proxy materials. A shareholder must notify Community Capital before February 1, 2003, if the shareholder has a proposal to present at the 2003 annual meeting which the shareholder intends to present other than by inclusion in Community Capital's proxy material. If Community Capital does not receive such notice prior to February 1, 2003, proxies solicited by the management of Community Capital will confer discretionary authority upon the management of Community Capital to vote upon any such proposal.


                                  OTHER MATTERS

     The board of directors of Community Capital knows of no other matters that may be brought before the meeting. If, however, any matters other than the election of directors or matters related to the election, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 20, 2002

                       COMMUNITY CAPITAL BANCSHARES, INC.
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, APRIL 22, 2002

     The undersigned hereby appoints Robert E. Lee or Charles M. Jones, III or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Community Capital Bancshares, Inc., which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the Merry Acres Conference Center, 1504 Dawson Road, Albany, Georgia 31707 and at any adjournments of the annual meeting, upon the proposal described in the accompanying notice of the annual meeting and the proxy statement relating to the annual meeting, receipt of which are hereby acknowledged.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL 1:    To elect the five (5) persons listed below to serve as Class III
               Directors of Community Capital Bancshares, Inc. for a three-year term:

                               Robert M. Beauchamp
                                Glenn A. Dowling
                                Mary Helen Dykes
                                Mark M. Shoemaker
                               Lawrence B. Willson

 [ ]  FOR all nominees listed above (except as    [ ]  WITHHOLD authority to
      indicated below)                                 vote for all nominees
                                                       listed above

INSTRUCTION:   To  withhold  authority  for any individual nominee, mark "FOR"
above,  and  write  the  nominee's  name  in  this space
                                                         -----------------------

-------------------------------------------------------------------------------.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL
                           BE VOTED FOR THE PROPOSAL.

           DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
                MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                         ---------------------------------------
                                         Signature(s) of Shareholder(s)


[LABEL]                                  ---------------------------------------
                                         Name(s) of Shareholders(s)


                                         Date:                            , 2002
                                              ----------------------------
                                              (Be sure to date your proxy)

Please mark, sign and date this proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

   I WILL            WILL NOT            ATTEND THE ANNUAL SHAREHOLDERS MEETING.
         ----------           ---------

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE
                     ---------------------------------------